EXHIBIT 10.19

                              PUT AGREEMENT


         THIS PUT AGREEMENT is made this 2nd day of May, 2002 (the "Effective Date"), by and among Jack Young Associates, Inc., a Delaware a corporation ("Jack Young Associates") and Jack Young, an individual resident of the state of Pennsylvania.

         WHEREAS, Jack Young Associates, a wholly-owned subsidiary of Armitec, Inc., a Delaware corporation ("Armitec"), and Jack Young entered to a certain Consulting Agreement (the "Consulting Agreement"), of even date herewith pursuant to which Jack Young Associates hired Jack Young as its consultant for a period of five years in exchange for the compensation in the amount of $127,200 per year and 2,000,000 shares of Armitec Common Stock, $0.00167 par value per share (the "Armitec Common Stock"); and

         WHEREAS, one of the conditions precedent under the Consulting Agreement is the execution and delivery of this Put Agreement, to provide Jack Young with the right to cause Jack Young Associates to repurchase the Armitec Common Stock in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, pursuant to the Consulting Agreement and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, it hereby is agreed as follows:

         1.       Certain   Definitions.   Except   as   otherwise   designated,
capitalized terms used herein shall have the meanings attributed to such terms in the Consulting Agreement.

         2.       Put Provisions.

         (a) Except as otherwise provided herein, upon the five (5) year anniversary of the Effective Date, and for a period of thirty (30) days thereafter (the "Exercise Period"), Jack Young may irrevocably elect (the "Put Right"), by providing written notice to Jack Young Associates of such election (a "Put Notice"), to cause Jack Young Associates to purchase the Armitec Common Stock (the "Put Shares") for an aggregate purchase price equal to $550,000 cash.

         (b) The closing of the purchase and sale of the Put Shares (the "Put Closing") shall occur on a date mutually agreed upon by Jack Young and Jack Young Associates but no earlier than sixty (60) days after the date upon which Jack Young Associates receives such Put Notice. At the Put Closing, Jack Young shall convey, assign and transfer unto Jack Young Associates the Armitec Common Stock, free and clear of any and all liens, claims and encumbrances, in exchange for the delivery by Jack Young Associates to Jack Young of $550,000 in cash. At the Put Closing, Jack Young Associates and Jack Young shall execute and deliver to each other any and all documents, agreements, instruments or certificates that are reasonably necessary to effectuate and consummate the sale of the Put Shares from Jack Young to Jack Young Associates as described herein.

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         (c) At any time  after the two (2) year  anniversary  of the  Effective
Date, Jack Young Associates may Jack Young Associates may irrevocably elect (the "Call Right"), by providing written notice to Jack Young of such election (a "Call Notice"), to cause Jack Young to sell the Armitec Common Stock (the "Call Shares") to Jack Young Associates for an aggregate purchase price equal to $550,000 cash.

         (d) Upon receipt of a Call Notice, Jack Young shall have fifteen (15) days to elect in writing whether to accept the Call Notice and resell the shares to Jack Young Associates or to reject the Call Notice. If Jack Young shall reject a Call Notice, his right to put the stock to Jack Young Associates as described in Section 2(a) shall terminate.

         (e) If Jack Young shall accept the Call Notice, the closing of the purchase and sale of the Call Shares (the "Call Closing") shall occur on a date mutually agreed upon by Jack Young and Jack Young Associates but no earlier than sixty (60) days after the date upon which Jack Young Associates receives the election to accept the Call Notice. At the Call Closing, Jack Young shall convey, assign and transfer unto Jack Young Associates the Armitec Common Stock, free and clear of any and all liens, claims and encumbrances, in exchange for the delivery by Jack Young Associates to Jack Young of $550,000 in cash. At the Call Closing, Jack Young Associates and Jack Young shall execute and deliver to each other any and all documents, agreements, instruments or certificates that are reasonably necessary to effectuate and consummate the sale of the Call Shares from Jack Young to Jack Young Associates as described herein.


         3. Notices. All notices or other communications under this Put Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in Person, by telecopy (with confirmation of receipt), or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

         If to Jack Young:
                                           -------------------------------------
                                           Telecopy :
                                                      -------------------------
                                           Telephone:
                                                      -------------------------


         With a copy to:                   Robert J. Gillespie, Jr., Esq
                                           15 Public Square, Suite 200
                                           Wilkes-Barre , Pennsylvania 18701
                                           Telecopy:  (570) 822-2774
                                           Telephone: (570) 824-7739

         If to Jack Young Associates:      4479 Atlanta Road
                                           Atlanta, Georgia 30080
                                           Attention: Bruce R. Davis
                                           Telecopy:  (404) 842-9418
                                           Telephone: (404) 261-8944

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         With a copy to:                   Greenberg Traurig
                                           The Forum
                                           3290 Northside Parkway., Suite 400
                                           Atlanta, Georgia 30327
                                           Attention: Robert E.. Altenbach, Esq.
                                           Telecopy:  678-553-2188
                                           Telephone: 678-553-2100

or to such other address as any party may have furnished to the other parties in writing in accordance with this Section.

         4.       Miscellaneous.

         (a) This Put Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

         (b) The section headings herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Put Agreement.

         (c) The rights, powers, privileges, duties and liabilities of the parties hereto are not assignable by Jack Young, in whole or in part, without the prior written consent of Jack Young Associates.

         (d) This Put Agreement shall be binding upon, and shall inure to the benefit of, Jack Young, Jack Young Associates, and their respective permitted assigns.

         (e) No amendment of this Put Agreement shall be effective unless in writing and signed by Jack Young and Jack Young Associates.

         (f) The waiver by any party hereto of the breach of any provision of this Put Agreement shall not operate or be construed as a waiver of any subsequent breach of any party.

         (g) This Put Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Put Agreement supersedes all prior negotiations, agreements and undertakings between the parties hereto with respect to such subject matter.

         (h) This Put Agreement shall be governed under the laws of the State of Pennsylvania.


                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Put Agreement as of the date first above written.

                          "JACK YOUNG ASSOCIATES, INC."


                          By:     /s/ Bruce R. Davis
                                 -----------------------------------------------
                          Name:   Bruce R. Davis
                                 -----------------------------------------------
                          Title:  President
                                 -----------------------------------------------

                           /s/ Jack Young
                          ------------------------------------------
                          Jack Young